Convertible Secured Notes Payable	12 Months Ended
Dec. 31, 2014
Convertible Secured Notes Payable [Abstract]
Convertible Secured Notes Payable

Note 8 – Convertible Secured Notes Payable

Secured Notes

Secured Notes payable activity is summarized in the table below:

	Secured Notes	Debt Discount	Net Total
Original Value - April 16, 2014	$4,575,000	$(3,236,000)	$1,339,000
Amortization of debt discount	-	540,000	540,000
Capitalization of Interest Payable	2,000	-	2,000
Conversion and redemption of secured Notes Payable	(4,577,000)	2,696,000	(1,881,000)
Ending balance – December 31, 2014	$-	$-	$-

On April 16, 2014, the Company issued $4.6 million of convertible secured promissory notes (“Secured Notes”) in a private placement to five institutional investors. The Secured Notes and related detachable warrants are governed by a Securities Purchase Agreement (the “SPA”) dated as of April 15, 2014.

The Secured Notes carried interest at a rate of 0.28% per year, subject to certain adjustments, and were originally set to mature in October 2015. The Secured Notes were convertible, at the holders’ option, into shares of the Company's common stock at an initial conversion price of $0.67 per share, subject to adjustments in the event the Company issued equity securities at a price per share below the conversion price. Interest on the Secured Notes was payable quarterly and the principal amount of the Secured Notes amortized monthly with payments originally set to begin on July 16, 2014 and extended in July 2014 to begin August 15, 2014 (see below). On each of the monthly principal installment dates, the Company’s scheduled principal amortization payment was to have been $286,000. Installment payments could be settled, at the Company’s option, in cash or shares of common stock, subject to certain conditions including: (i) the daily dollar trading volume of the Company's common stock during the thirty (30) trading days prior to the applicable date of determination shall be at least $50,000 commencing August 9, 2014; and (ii) the daily weighted average price of the Company's common stock for each trading day during the thirty (30) trading days ending on the trading day immediately prior to the applicable date of determination was initially set to be at least $0.50. Also subject to certain conditions, at any time, the holder may accelerate a limited amount of scheduled amortization payments.

The Secured Notes were issued with detachable warrants to purchase up to 4.1 million shares of its common stock, exercisable for five years with an initial exercise price of $0.78 per share subject to potential future anti-dilution adjustments for the exercise price in the event the Company issues equity securities at a price per share lower than the warrant exercise price. On September 22, 2014, the warrants issued had the exercise price reduced to $0.50 per share with a further exercise price reduction to be 80% of the 10 day average volume weighted exercise price for the the ten trading days prior to March 24, 2015. On March 24, 2015 the warrant exercise price was reduced to $0.11 per share.

The SPA provides for the investors to continue to have participation rights for two years from the date of the agreement. Each investor, on a pro-rata basis, shall have the right but not the obligation to participate in up to 50% of any future financing.

The Company received gross proceeds of $4.0 million, and incurred cash transaction expenses of approximately $0.2 million. Of the $3.8 million net proceeds, $2.3 million was placed in a control account pursuant the Control Agreement and $1.5 million was available for the company to be used for overhead and general working capital purposes. The release of additional cash from the Control Agreement was at the discretion of the investors.

In connection with the issuance of the Secured Notes, the Company agreed to pay the placement agent 6.5% of the total principal amount of the Secured Notes, of which $0.2 million were to be paid as the funds are released from the control account. The placement agent was granted warrants to purchase up to 0.7 million shares of common stock. The warrants are exercisable at $0.78 per share (subject to future anti-dilution adjustments) and expire on April 15, 2019.

The Secured Notes were initially recorded net of a discount of $3.2 million, reflecting the original issue discount of $0.6 million, the fair value of the warrants and embedded derivatives within the Secured Notes on the issuance date of $2.1 million and $0.5 million in costs related to the issuance of the Secured Notes. See below for further detail on the fair value of the warrants and derivatives. The $3.2 million debt discount was amortized through interest expense on the consolidated statements of operations over the term of the Secured Notes.

Amendment to Secured Notes

On July 11, 2014, the Company entered into a letter agreement with the investors who are parties to the SPA. The letter agreement amended certain terms of the SPA and the Secured Notes issued thereunder.

The letter agreement amended the SPA as follows:

●	The period of time during which the Company may sell and issue up to $2.0 million of its equity securities without the consent of the investors was increased from 45 days commencing April 16, 2014, to 120 days.

The letter agreement amended the Secured Notes as follows:

●	The date of the Company’s first monthly installment payment was changed from July 16, 2014, to August 15, 2014;

●	The date of the Company’s final monthly installment, as well as the maturity date of the Secured Notes, was changed from October 16, 2015, to November 16, 2015;

●	The required closing price of the Company’s common stock in order to satisfy certain equity conditions was changed from $0.50 to $0.35; and

●	The percentage used to determine the Market Price (as defined in the Secured Notes) of the Company’s common stock, was changed from 85% to 82%.

Except for the foregoing amendments, the remaining terms of the SPA and the Secured Notes remained unchanged. The investors who were signatories to the letter agreement collectively constitute the Required Holders (as defined in the SPA and the Secured Notes) necessary to effectuate the foregoing amendments.

Conversion and Redemption of Secured Notes Payable

On August 14, 2014, we entered into a Conversion and Redemption Agreement (each, an "Agreement" and together the "Agreements") with each holder of the Secured Notes. Pursuant to the Agreements:

●	The conversion price of the Secured Notes was adjusted to $0.20 per share. As a result of this change, we adjusted the fair value of the conversion feature to $103,000 immediately prior to the conversion;

●	The holders of the Secured Notes converted a portion of the Secured Notes held by them, in an aggregate amount of $2,711,000, into 13,555,000 shares of our common stock in the aggregate based on the adjusted conversion price;

●	The holders of the Secured Notes redeemed a portion of the Secured Notes held by them for cash, in the aggregate amount of $1,833,000, from the funds held in the control account;

●	The Secured Notes were cancelled immediately following the foregoing conversion and redemption. The fair value of the conversion feature was accelerated to income and we recorded a loss on conversion of $2,414,000; and

●	$405,000, net of $17,000 of legal fees, of the funds held in the control account was transferred to us immediately after the closing of the Agreements.

The closing of the Agreements occurred on August 15, 2014, and we received funds from the control account on August 18, 2014. The following reflect changes to our financial statements resulted upon the conversion and redemption of the secured notes payable:

Increase (decrease)
Operating Cash	$405,000
Restricted Cash	$(2,288,000)
Convertible Note	$(4,575,000)
Discount on convertible note	$(2,515,000)
Derivative liabilities	$(104,000)
Common stock	$1,000
Paid in capital	$2,710,000

Outstanding shares	13,555,000

Derivative Liabilities

We evaluate any freestanding financial instruments or embedded features that have the characteristics of a derivative, and to any freestanding financial instruments that are potentially settled in an entity’s own common stock to determine if they are indexed to an entity’s own stock.

The common stock purchase warrants were not issued with the intent of effectively hedging any future cash flow, fair value of any asset, liability or any net investment in a foreign operation. The warrants do not qualify for hedge accounting, and as such, all future changes in the fair value of these warrants will be recognized currently in earnings until such time as the warrants are exercised or expire. These common stock purchase warrants do not trade in an active securities market, and as such, we estimate the fair value of these warrants and embedded conversion features using the Binomial pricing model using the following assumptions:

2014
Annual dividend yield	-
Expected life (years)	1.25-5.0
Risk-free interest rate	0.04%-0.96%
Expected volatility	47%-151%

Expected volatility is based primarily on historical volatility of us and our peer group. Historical volatility was computed using weekly pricing observations for us and daily pricing observations for our peer group for recent periods that correspond to the expected term. We believe this method produces an estimate that is representative of our expectations of future volatility over the expected term of these warrants.

We currently have no reason to believe future volatility over the expected remaining life of these warrants is likely to differ materially from historical volatility. The expected life is based on the remaining term of the warrants. The risk-free interest rate is based on one-year to five-year U.S. Treasury securities consistent with the remaining term of the warrants.

The fair values of the April 2014 warrants and embedded derivatives, which require bifurcation from the debt host, were initially recorded within long-term liabilities on the consolidated balance sheets. The embedded derivatives relate to the conversion option, redemption in the case of an event of default and redemption in the case of a change in control features of the convertible secured note. On August 14, 2014, the convertible secured note related derivatives were marked to market with the change recorded as an adjustment to the carrying value of these liabilities and a gain on derivatives liabilities recorded in the consolidated statements of operations and the remaining carrying value was eliminated when the underlying debt was redeemed and converted as described above. The April 2014 warrants will continue to be marked to market quarterly, with any change recorded as an adjustment to the carrying value of these liabilities and the gain or (loss) on warrant derivative liabilities recorded in the consolidated statements of operations. The fair value of the warrants and embedded derivatives from the issuance date to the December 31, 2014 declined $1.7 million. The following table provides a reconciliation of the derivative liability activity:

	Warrants Liability	Embedded Note Conversion Feature	Total
Original Value - April 16, 2014	$1,250,000	$828,000	$2,078,000
Adjustment to fair value, Conversion Feature, August 14, 2014	-	(724,000)	(724,000)
Conversion of convertible secured notes	-	(104,000)	(104,000)
Adjustment to fair value, Warrants	(848,000)	-	(848,000)
Ending balance – December 31, 2014	$402,000	$-	$402,000